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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 30, 1998



                          Commission file number 1-977
                                                 -----


                                 CBS CORPORATION
                                 ---------------
                          (Exact name of registrant as
                            specified in its charter)



         PENNSYLVANIA                                25-0877540
         ------------                                ----------
        (State or other jurisdiction                 (I.R.S. Employer
        of incorporation)                            Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.       Other Events

On April 30, 1998, the Registrant issued a press release concerning earnings for the quarter ended March 31, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the consolidated statement of income for the first quarter of 1998 and 1997 is attached hereto as Exhibit
99.2 and is incorporated herein in its entirety. A copy of the Segment information for the first quarter of 1998 and 1997 is attached hereto as Exhibit
99.3 and is incorporated herein in its entirety.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                    Exhibit No.

                    99.1 Press release concerning earnings of the Registrant for the quarter ended March 31, 1998 is filed as
                           Exhibit 99.1 to this Report.

                    99.2 Condensed Consolidated Statement of Income for the first quarter of 1998 and 1997 is filed as Exhibit
                           99.2 to this Report.

                    99.3 Segment Results for the first quarter of 1998 and 1997 is filed as Exhibit 99.3 to this Report.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CBS CORPORATION
                                                       (Registrant)



                                             By:  /s/  CAROL V. SAVAGE
                                                 --------------------------
                                                      Carol V. Savage
                                                  Vice President, Finance


Date:  April 30, 1998


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                                  EXHIBIT INDEX



Exhibit No.       Description                              Sequential Page No.
-----------       -----------                              -------------------
99.1              Press Release

99.2              Condensed Consolidated Statement of
                  Income for the first quarter of 1998
                  and 1997.

99.3              Segment Results for the first
                  quarter of 1998 and 1997.